Event Subsequent to December 31, 2024	12 Months Ended
Dec. 31, 2024
Event Subsequent to December 31, 2024 [Abstract]
EVENT SUBSEQUENT TO DECEMBER 31, 2024

NOTE 21 – EVENT SUBSEQUENT TO DECEMBER 31, 2024:

1.	On January 5, 2025, Gix Internet entered into an agreement with Delivers.AI Ltd. (“Delivers.AI”), and with all of Delivers.AI’s shareholders (the “Sellers”) (the “Delivers.AI Transaction”), pursuant to which Gix Interent will acquire all (100%) of the share capital of Delivers.AI from the Sellers, in exchange for the allocation of 25% of Gix Internet’s share capital to the Sellers and the allocation of 5% of Gix Internet’s share capital to the entrepreneur upon completion. Also, within the framework of the agreement, a number of milestones were determined as follows:

(a)	If, after 18 months from the completion date, Delivers.AI successfully completes commercial transactions for the supply of 20 autonomous robots providing delivery services (“Robots”), A “Commercial Transaction” means a binding transaction for the supply of robots to a customer who undertakes to pay a monthly payment for the use of each of the Robots supplied to it at a monthly consideration per robot that is not less than $1,000 per month and for a period of not less than 24 months for each Robot, or alternatively, a sale transaction of each of the Robots in exchange for not less than $10,000 per Robot and a service contract of not less than $400 per month for a period of not less than 24 months. In such a case, Gix Internet will allocate to the Sellers an additional 7.5% of its share capital and additional shares to the entrepreneur up to 5% of its share capital.

(b)	If, after 48 months from the completion date, Delivers.AI completes Commercial Transactions as stated above, for the supply of 200 Robots, in such a case, Gix Internet will allocate to the Sellers an additional 7.5% of its share capital and additional shares to the entrepreneur up to 5% of its share capital.

The completion of the Delivers.AI Transaction will be subject to the approval of Gix Internet’s shareholders and obtaining a tax ruling from the Israel Tax Authority, which were not received as of the signing date of these financial statements, as well as the net cash amount after deducting liabilities and after deducting the Delivers.AI Transaction expenses of the Company on the completion date will be in an amount not less than NIS 4.5 million.

2.	On January 15, 2025, Charging Robotics Inc issued 30,303 common stock to an investor for USD 50 thousand.

3.	On January 26, 2025, the Company and Gix Internet signed an addendum to the loan agreement, effective as of December 31, 2024. Pursuant to the addendum, the loan repayment will be postponed until April 30, 2025, and the loan amount will increase in an additional NIS 150 thousand.

4.	On February 4, 2025, Gix Media and Bank Leumi entered into a fifth addendum to the Financing Agreement, which was effective from January 29, 2025, according to which, inter alia: (i) the Gix Media Credit Line will be extended until March 31, 2025, (ii) Viewbix Inc. is required to deposit a cash amount into Gix Media’s bank account at Bank Leumi (“Investment Amount”) equal to the total of the long-term loan payments that have been and will be deferred until the actual deposit date, no later than March 31, 2025 (“Deferred Amounts”), (iii) if the Investment Amount is less than the Deferred Amounts, the bank reserves the right to fully repay the Deferred Amounts from any other source, (iv) from April 1, 2025, all due payments will be repaid as schedule until the end of the term of the long term bank loans.

5.	On February 28, 2025, Cortex and Bank Leumi entered into an additional amendment to Cortex’s Loan Agreement, pursuant to which: (i) the credit line of USD 1,000 thousand for Cortex will be extended until December 12, 2025; (ii) Cortex will establish a first-ranking fixed pledge over the cash deposit held in Cortex’s Bank Leumi account, up to a maximum of USD 100 thousand, no later than April 15, 2025, or three days following Cortex’s receipt of its expected tax refund, whichever occurs first. This deposit may be released upon Cortex’s submission of a financial report demonstrating two consecutive quarters of positive EBITDA, with a minimum of USD 75 thousand per quarter.

6.	On March 19, 2025, the Company converted Metagramm loan into 37,869 ordinary shares.
7.	On March 23, 2025, Charging Robotics Inc issued 124,604 common stock to an investors for USD 206 thousand. Charging Robotics Inc also issued 111,689 shares to consultants in respect of finders’ fees related to previous private placements.

8.	On March 24, 2025, Viewbix Inc. entered into a securities exchange agreement (the “Securities Exchange Agreement”) with Metagramm, pursuant to which Viewbix Inc. issued to Metagram’s shareholders (the “Metagramm Shareholders”) capital stock constituting 19.99% of Viewbix’s Inc. issued share capital (upon completion of the transaction), in exchange for Metagramm shares constituting 100% of Metagramm’s issued share capital (upon completion of the transaction). In addition, Viewbix Inc. undertook to pay Metagramm’s shareholders contingent cash consideration in a total amount of up to USD 2 million, subject to the completion of certain milestones in connection with financing and revenues, during a period of three years following the completion of the Securities Exchange Agreement. As part of the Securities Exchange Agreement, Viewbix Inc. and Metagramm canceled the securities exchange agreement signed between them in July 2024. Following the securities exchange agreement between Metagramm and Viewbix Inc., the Company received 171,112 ordinary shares of Viewbix Inc. in exchange for its shares in Metaagramm.

9.	On March 27, 2025, a primary traffic provider of Gix Media filed a petition against it in the District Court of Tel Aviv for an order to commence insolvency proceedings under the Insolvency and Economic Rehabilitation Law, 5778 – 2018. The petition claims that Gix Media owes it approximately USD 260 thousand (excluding linkage differentials and interest) and that Gix Media is unable to repay its debts. As of the date of the petition, Gix Media has outstanding loans from the banking corporation (see Note 4F)). Due to the filing of the petition and in accordance with the loan terms, the banking corporation may demand immediate repayment of these loans. A hearing on the matter is scheduled for April 24, 2025. As of the date of publication of these financial statements, Gix Media's response has not yet been filed. Given the preliminary stage of the petition, the likelihood of its success cannot be assessed.

10.	On March 30, 2025, Gix Media and Bank Leumi entered into an additional addendum to the loan agreement, according to which the agreement will be extended from February 4, 2025 to April 30, 2025, with all other conditions remaining unchanged.

11.	On April 8, 2025, the Company’ and Jeffs’ Brands amended the consulting agreement, such that (i) as of January 2025 the monthly consulting fee would be reduced to USD 10 thousand; (ii) the consulting agreement would be extended for an additional 24 months; and (iii) a portion of the consulting fees to which the Company is entitled, and which are supposed to be paid in the last 9 and a half months of the consulting agreement, meaning a portion from March 2028, as well as April through December of 2028, will be paid in shares of Jeffs’ Brands, at a share price of $1.23 per share. In total, the Company was allocated 76,126 shares valued at $93,635, representing 3.51% of Jeffs’ Brands share capital. As of today, the Company holds approximately 4.99% of Jeffs’ Brands share capital.

12.	On April 9, 2025, Pure Capital completed the sale of Warrants to certain purchasers, resulting in the right to purchase 454,752 ADSs, which were subsequently exercised in accordance with the terms under the Warrant Purchase Agreement, on April 16, 2025, resulting in the issuance of 18,190,080 of the Company's Ordinary Shares.